SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2007
Cardtronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-113470 (Commission File Number)	76-0681190 (I.R.S. Employer Identification No.)

3110 Hayes Road, Suite 300 Houston, Texas (Address of Principal Executive Offices)	77082 (Zip Code)
Registrant’s Telephone Number, including Area Code: (281) 596-9988
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 6, 2007, Cardtronics, Inc. (“Cardtronics” or the “Company”) filed a Current Report on Form 8-K containing financial information related to the Company’s planned acquisition of substantially all of the assets of the financial service business of 7-Eleven, Inc. (the “7-Eleven Financial Services Business”), as further described in such Current Report. Subsequent to the filing of that Current Report, the 7-Eleven Financial Services Business restated its previously issued December 31, 2006 financial statements and its March 31, 2007 and 2006 quarterly financial statements to correct certain errors identified, including those related to the depreciation of certain fixed assets as well as in the correct amount of fixed assets associated with this part of 7-Eleven, Inc.’s operations. This Amendment No. 1 is filed to provide restated December 31, 2006 financial statements and March 31, 2007 and 2006 quarterly financial statements for the 7-Eleven Financial Services Business. It also provides updated pro forma financial statements for the Company reflecting its acquisition of the 7-Eleven Financial Services Business and the related financings. The exhibits hereto supersede and are deemed to be substituted for Exhibits 99.1, 99.2, and 99.3 provided in Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed on July 6, 2007.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements. The following financial statements required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.1 and 99.2, respectively.

7-Eleven Financial Services Business
Financial Statements for the Three Months Ended March 31, 2006 and 2007 (Unaudited) (Exhibit 99.1)
Balance Sheets — December 31, 2006 (Restated) and March 31, 2007 (Restated and Unaudited)
Statements of Earnings (Restated and Unaudited) — Three Months Ended March 31, 2006 and 2007
Statements of Cash Flows (Restated and Unaudited) — Three Months Ended March 31, 2006 and 2007
Notes to Financial Statements (Unaudited)

Financial Statements for the Years Ended December 31, 2004, 2005 and 2006 (Exhibit 99.2)
Report of Independent Auditors
Balance Sheets (Restated) — December 31, 2005 and 2006
Statements of Earnings — Years Ended December 31, 2004, 2005 (Restated), and 2006 (Restated)
Statements of Cash Flows — Years Ended December 31, 2004, 2005 (Restated), and 2006 (Restated)
Statements of Shareholder’s Equity — Years Ended December 31, 2004, 2005 (Restated), and 2006 (Restated)
Notes to Financial Statements

(b)	Pro forma financial information. The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is attached to Exhibit 99.3.

Cardtronics, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet — March 31, 2007
Unaudited Pro Forma Condensed Consolidated Statement of Operations — Year Ended December 31, 2006
Unaudited Pro Forma Condensed Consolidated Statement of Operations — Three Months Ended March 31, 2007
Unaudited Pro Forma Condensed Consolidated Statement of Operations — Three Months Ended March 31, 2006
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)	None.

(d)	Exhibits.
99.1	7-Eleven Financial Services Business — Financial Statements for the Three Months Ended March 31, 2006 and 2007 (Unaudited)

99.2	7-Eleven Financial Services Business — Financial Statements for the Years Ended December 31, 2004, 2005 and 2006

99.3	Cardtronics, Inc. — Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 16, 2007 (Date)
CARDTRONICS, INC.

(Registrant)

/s/ J. CHRIS BREWSTER

J. Chris Brewster Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	7-Eleven Financial Services Business — Financial Statements for the Three Months Ended March 31, 2006 and 2007 (Unaudited)

99.2	7-Eleven Financial Services Business — Financial Statements for the Years Ended December 31, 2004, 2005 and 2006

99.3	Cardtronics, Inc. — Unaudited Pro Forma Condensed Consolidated Financial Statements